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                                                                   EXHIBIT 10.36

                           NORD RESOURCES CORPORATION

                             SUBSCRIPTION AGREEMENT

                (ACCREDITED INVESTORS - RULE 506 OF REGULATION D
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED)

                               (FOR US INVESTORS)

THIS SUBSCRIPTION AGREEMENT (this "Agreement") has been entered into, as of the date of acceptance set forth at the end of this Agreement, between Nord Resources Corporation (the "Company") and the undersigned (hereinafter, the "Purchaser"). By the Purchaser's execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy of the representations and warranties of the Purchaser contained herein.

GENERAL

1. This Agreement sets forth the terms under which Purchaser will invest in the Company.

This subscription is one of a number of subscriptions for up to 1,428,571 Units (defined below) offered on behalf of the Company in a private placement (the "Offering"). Execution of this Agreement by the Purchaser shall constitute an offer by the Purchaser to subscribe for Units, in the number, and on the terms and conditions, specified herein. If the Purchaser's offer is accepted, the Company will execute a copy of this Agreement and return it to the Purchaser.

The Purchaser's offer must be unconditional. The Purchaser may not condition the acceptability of its offer upon any matter.

The Purchaser must sign and return together with a copy of this Agreement the Certification of U.S. Purchaser attached as Appendix A to this Agreement (the "U.S. Certificate").

DEFINITION OF "UNIT"

2. Each "Unit" shall consist of one share of the Common Stock of the Company, par value $0.01 per share (a "Common Share") and one Common Share Purchase Warrant (a "Purchase Warrant"), each whole Purchase Warrant entitling the holder thereof for three years from the Closing (as hereinafter defined) to purchase one Common Share (a "Warrant Share") upon payment of $0.40. (All references herein to monetary units refer to U.S. dollars.)

SUBSCRIPTION AMOUNT AND PAYMENT

3. Purchaser hereby subscribes for ______________________ Units (at $0.35 per
Unit), and submits to the Company herewith $________________________ in full payment for such Units.

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REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4. The Company hereby represents and warrants to the Purchaser, that it:

     (a) is duly incorporated under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted by it;

     (b) is qualified to carry on business under the laws of the jurisdiction in which it presently carries on business;

     (c) has full corporate power and capacity to create and issue the Common Shares and Purchase Warrants, and to issue the Warrant Shares upon the exercise of the Purchase Warrants in accordance with their terms;

     (d) has duly authorized this Agreement, and this Agreement constitutes a valid obligation of the Company duly binding upon it and enforceable in accordance with its terms except as such enforceability may be subject to
     (1) bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (2) general equitable principles;

     (e) has authorized capital consisting of 50,000,000 Common Shares, par value $0.01 per share, of which there are, as at September 30, 2005, 28,519,240 Common Shares outstanding as fully paid and non-assessable, together with options to purchase an additional 4,036,499 Common Shares and warrants to purchase an additional 1,700,000 Common Shares; and

     (f) has not, in connection with the Offering of Units, engaged in any general solicitation or general advertising (as those terms are used in Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

COVENANTS

5. Forthwith after the Closing the Company shall file such forms and documents as may be required under applicable federal, state, and provincial securities laws.

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS OF THE PURCHASER

6. The Purchaser hereby represents and warrants to the Company that:

     (a) the Purchaser has the power and the capacity to enter into this Agreement, and, if the Purchaser is not an individual, the Purchaser:

          (i) has been duly formed and is in good standing of the laws of its governing jurisdiction;

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          (ii) has obtained all necessary authorizations and consents required under its governing law and constating documents; and

          (iii) has not been formed for the purpose of acquiring the Units;

     (b) upon acceptance by the Corporation, this Agreement will constitute a valid obligation of the Purchaser duly binding upon the Purchaser and enforceable in accordance with its terms except as such enforceability may be subject to (1) bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (2) general equitable principles;

     (c) the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act ("Accredited Investor");

     (d) the Purchaser is acquiring the Common Shares and Purchase Warrants for its own account as principal, or for the account of an Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of such securities;

     (e) the Purchaser is not an underwriter, dealer or other person who intends to participate in the distribution of the Common Shares, Purchase Warrants or any Warrant Shares;

     (f) the Purchaser has received and has carefully read and reviewed the Private Placement Offering Memorandum dated September 30, 2005, including the Risk Factors and the financial information concerning the Company set forth therein (the "Offering Memorandum"), and this Agreement, and confirms that all requested documents, records and books pertaining to their prospective investment in the Company have been made available to the Purchaser and, if applicable, its professional advisers;

     (g) the Purchaser has sufficient knowledge and experience in financial and business matters to be capable of evaluating the risks and merits of an investment in the Company; and

     (h) the statements and information provided by the Purchaser in this Agreement, the U.S. Certificate, and otherwise communicated by the Purchaser to the Company, are complete and accurate in all respects.

THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE TRUE AND ACCURATE AS OF THE DATE HEREOF AND SHALL SURVIVE THE DELIVERY OF THIS AGREEMENT BY THE PURCHASER. PURCHASER AGREES TO NOTIFY THE COMPANY PROMPTLY OF ANY CHANGES TO ANY OF THE FOREGOING.

7. The Purchaser hereby acknowledges and agrees that:

     (a) the Common Shares and Purchase Warrants, and any Warrant Shares issuable upon exercise of the Purchase Warrants, have not been and will not be registered under the Securities Act, and that the sale contemplated hereby is being made in reliance on a private placement exemption to Accredited Investors;

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     (b) the Purchaser has had the opportunity to ask questions of, and receive answers from, the management of the Company concerning the terms of the investment in the Common Shares and Purchase Warrants contemplated by this Agreement and the Offering Memorandum, and concerning any additional information regarding the Company;

     (c) except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company, or by any of its officers, directors or any agent, employee or affiliate of any of them;

     (d) in entering into this Agreement the Purchaser is not relying upon any information, other than this Agreement, the Offering Memorandum and the discussions described in subsection 7(b) of this Agreement;

     (e) there can be no guarantee of profit to be realized, if any, as a result of an investment in the Company;

     (f) the Common Shares, the Purchase Warrants and any Warrant Shares that may be acquired upon exercise of the Purchase Warrants, are speculative investments which involve a high degree of risk, including the risk factors set forth in the Offering Memorandum;

     (g) if it decides to offer, sell or otherwise transfer any of the Common Shares, Purchase Warrants or any Warrant Shares that may be acquired upon exercise of the Purchaser Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly unless:

          (i) the sale is to an Accredited Investor in compliance with all applicable local laws and regulations, and a purchaser's letter containing representations, warranties and agreements substantially similar to those contained in this Agreement and satisfactory to the Company, is executed by the purchaser and delivered to the Company prior to the sale; or

          (ii) the sale is made outside the United States in compliance with the requirements of Rules 904 and 905 of Regulation S under the Securities Act and in compliance with all applicable local laws and regulations; or

          (iii) the sale is made pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder, if available; or

          (iv) the Units are sold in a transaction that does not otherwise require registration under the Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities;

     and it has furnished to the Company an opinion of counsel of recognized standing in the relevant jurisdictions reasonably satisfactory to the Company;

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     (h) resale transactions effected pursuant to Rule 144 under the Securities
     Act are subject to numerous technical requirements, including the requirement under Rule 144(c) that adequate current public information about the Company be available at the time of the resale transaction, but:

          (i) the Company is presently not in compliance with its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

          (ii) the Purchaser will be precluded from relying on Rule 144(b) to resell Common Shares, Purchase Warrants and any Warrant Shares that may be issued upon exercise of the Purchase Warrants until such time that the Company shall have filed all reports that are required to be filed by it under section 13 of the Exchange Act for a period of 12 months;

     (i) until such time as is no longer required under the Securities Act or applicable state laws, all certificates representing the Common Shares, Purchase Warrants and any Warrant Shares issued upon exercise of the Purchase Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear, on the face of such certificates, a legend substantially similar to the following:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SKILLED IN SECURITIES MATTERS AND OTHER EVIDENCE OF COMPLIANCE WITH THE ACT PRIOR TO PERMITTING A TRANSFER OF THESE SECURITIES.

INDEMNIFICATION

8. The Purchaser hereby indemnifies and holds harmless the Company and its officers, directors, agents and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the Purchaser's (or such other's) failure to fulfill any of the terms or conditions of this Agreement or the investor certificates, or by reason of any untrue statement made herein or therein or any breach of any representation, warranty, acknowledgment or agreement made herein or therein.

PURCHASE, SALE AND DELIVERY OF THE UNITS

9. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth (including, without limitation, acceptance of this subscription by the company), the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the number of Units set forth in Section 3 of this Agreement for the aggregate purchase price set forth in Section 3.

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The completion of the issue and sale of the Units by the Company to the
Purchaser pursuant to this Agreement (the "Closing") shall take place at 10:00 a.m. (Mountain time) on October 31, 2005, at the principal offices of the Company in Dragoon Arizona, or at such later time and/or date, and/or at such other place, as the Company may elect in its sole discretion by notice in writing (the "Extension Notice") to the Purchaser; provided that the Election Notice is sent to the Purchaser not less than twenty-four hours prior to the scheduled time for Closing. For greater certainty, the Company may provide successive Extension Notices to the Purchaser.

Certificates representing the aggregate number of shares of Common Stock and Purchase Warrants will be delivered to the Purchaser at Closing, subject to receipt by the Company of the purchase price for the Units, in United States Dollars, in immediately available funds. Payment may be effected by certified check or bank draft drawn on a major United States bank or by electronic transfer of immediately available funds to a bank account nominated by the Company pursuant to wire instructions to be provided to the Purchaser by the Company upon written request.

MISCELLANEOUS

10. All dollar amounts referred to in this Agreement are in lawful money of the United States of America.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware in the United States.

12. This Agreement contains the entire agreement between the parties. The provisions of this Agreement may not be modified or waived except in writing.

13. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

14. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

15. The Purchaser may not assign any of Purchaser's rights or interest in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

16. The entity executing this Agreement represents that it has all required power and authority to execute, deliver and perform this Agreement for itself and for the behalf of the beneficial owners of the Units.

COUNTERPARTS AND ELECTRONIC DELIVERY

17. This Agreement shall be executed in two counterparts, each of which shall constitute an original. The Company shall retain one counterpart, and one counterpart shall be returned to the Purchaser upon acceptance thereof by the Company.

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18. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the effective date of this Agreement.

IN WITNESS WHEREOF the undersigned has executed this Agreement, as Purchaser, on this ______ day of October, 2005.

DELIVERY INSTRUCTIONS (COMPLETE ONLY IF APPLICABLE.)

The name and address of the person to whom the certificates representing the securities purchased hereunder is to be delivered, if other than the Purchaser:

Name:                                   Address:
      -------------------------------            -------------------------------
      (Print or type)                            (Street Address)

Telephone No.:                                   -------------------------------
               ----------------------            (City, State and Country)

                                                 -------------------------------
                                                 (Zip Code)

                  TYPE OF OWNERSHIP (CHECK ONE)

     [ ]  Individual Ownership (one signature required)

     [ ]  Joint Tenants with Right of Survivorship (both parties must sign)

     [ ]  Tenants in Common (both parties must sign)

     [ ] Trust (please include name of trust, name of trustee, date trust was formed and provide a copy of the Trust Agreement or other authorization)

     [ ]  Partnership (please include a copy of the Partnership Agreement)

     [ ] Community Property (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

     [ ] Corporation (please include certified corporate resolution authorizing signature and investment in the program)

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-------------------------------------   Social Security, Social Insurance or Tax
Signature of Purchaser                  Identification Number:

-------------------------------------   ----------------------------------------
Name of Purchaser (Please Print)

-------------------------------------
Address of Purchaser

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-------------------------------------   Social Security, Social Insurance or Tax
Signature of Purchaser                  Identification Number:

-------------------------------------   ----------------------------------------
Name of Purchaser (Please Print)

-------------------------------------
Address of Purchaser

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ACCEPTED:

NORD RESOURCES CORPORATION


By:
    ---------------------------------
    Authorized Officer

Date:
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